UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8092

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc.
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  OCTOBER 31
Date of reporting period: APRIL 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The SEMI-ANNUAL Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

LETTER FROM THE CHAIRMAN

[R. JAY GERKEN PHOTO]
R. JAY GERKEN, CFA
Chairman

DEAR SHAREHOLDER,

From last November through February, the first four months of the semi-annual period, emerging debt markets, as represented by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(i), continued to perform positively amid a relatively benign U.S. Treasury market. Strength in commodity prices supported emerging markets valuations during the quarter. Latin American countries, which constitute a large portion of the EMBI+, particularly benefited from high commodity prices, as approximately one-third of the region's exports are commodity based. The markets also benefited from signs of a global economic turnaround.

While emerging market debt's fundamentals remained strong, April saw the EMBI+'s largest sell off since July of 2001, with spreads(ii) over U.S. Treasuries widening to levels not seen since October of last year. The sell-off was driven almost entirely by technical factors, as many traders reacted to the upward interest rate pressure by selling their emerging markets debt positions in an effort to take profits, unwind existing leveraged positions and decrease their overall risk.

Based on its market price total return of -8.17% for the six-month period ended April 30, 2004, the Salomon Brothers Worldwide Income Fund Inc., underperformed the EMBI+, which returned 1.48% for the same period. The fund returned 1.45% based on its net asset value ("NAV"),(iii) for this same time frame. The fund also underperformed its Lipper emerging markets debt closed-end funds category average, which returned 2.23% over the same period.(iv) Please note that Lipper performance returns are based on each fund's NAV.

The fund took advantage of its overweights in Colombia, Venezuela, and Ecuador during the first five months of the time frame but underperformed during April's sell off due to the portfolio's positions in the highly leveraged markets of Brazil and Ecuador, which were the month's two worst performers in the EMBI+. Our use of leverage, which is needed to achieve the fund's stated yield, also detracted from the fund's performance.(v)

During the six months ended April 30, 2004, the fund distributed dividends to shareholders totaling approximately $0.71 per share. The performance table on the next page shows the fund's 30-day SEC yield as well as its six-month total return based on its NAV and market price. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

                            FUND PERFORMANCE AS OF APRIL 30, 2004
----------------------------------------------------------------------------------------------
                                                                30-DAY             SIX-MONTH
PRICE PER SHARE                                               SEC YIELD           TOTAL RETURN
--------------------------------------------------------  ------------------      ------------
$14.57 (NAV)                                                    7.21%                1.45%
$14.03 (NYSE)                                                   7.49%                -8.17%
All figures represent past performance and are not a guarantee of future results. The fund's yields will vary.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest and earned during the period after deduction of the fund's expenses for the period. These yields are as of April 30, 2004 and are subject to change.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "SBW" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XSBWX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Worldwide Income Fund Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA
Chairman

May 19, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the fund is subject to investment risks, including the possible loss of the entire principal amount that you invest. Your shares at any point may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. The fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may also invest in derivatives, such as options or futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

Portfolio holdings and breakdowns are as of April 30, 2004 and are subject to change. Please refer to pages 4 through 7 for a list and percentage breakdown of the fund's holdings.

The mention of country breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five country holdings as of April 30, 2004 were: Brazil (30.85%); Russia (20.67%); Mexico (12.63%);
Philippines (6.40%) and Colombia (6.09%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)
 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(ii)
 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.

(iii)
 NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's shares.

(iv)
 Lipper is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2004, calculated among 12 funds in the fund's Lipper peer group of closed-end emerging markets debt funds, including the reinvestment of dividends and capital gains and excluding sales charges.

(v)
 Leverage may magnify gains and increase losses in the fund's portfolio.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2004

     FACE
    AMOUNT                                      SECURITY(A)                              VALUE
--------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 91.5%

ARGENTINA -- 0.7%
                          Republic of Argentina, Series L:
  $ 1,260,000               6.000% due 3/31/23 (b)..................................  $    659,925
    2,200,000               DISC, 2.0625% due 3/31/23 (b)(c)........................     1,152,250
                                                                                      ------------
                                                                                         1,812,175
                                                                                      ------------

BRAZIL -- 24.1%
                          Federal Republic of Brazil:
      995,000               10.125% due 5/15/27.....................................       876,844
    1,870,000               12.250% due 3/6/30......................................     1,907,400
    1,350,000               11.000% due 8/17/40.....................................     1,260,562
   24,996,504               C Bond, 8.000% due 4/15/14 (d)..........................    23,012,407
                            DCB, Series L:
   27,741,176                 Bearer, 2.125% due 4/15/12 (c)........................    23,267,912
    1,152,941                 Registered, 2.125% due 4/15/12 (c)....................       965,588
    3,461,538               FLIRB, 2.0625% due 4/15/09 (c)..........................     3,115,385
          368               MYDFA, 2.000% due 9/15/07 (c)...........................           339
    4,147,210               NMB, Series L, 2.125% due 4/15/09 (c)...................     3,732,489
                                                                                      ------------
                                                                                        58,138,926
                                                                                      ------------

BULGARIA -- 0.6%
                          Republic of Bulgaria:
       25,000               8.250% due 1/15/15......................................        28,750
    1,480,500               IAB, 2.000% due 7/28/11 (c).............................     1,458,292
                                                                                      ------------
                                                                                         1,487,042
                                                                                      ------------

CHILE -- 1.2%
    2,500,000             Republic of Chile, 7.125% due 1/11/12.....................     2,805,264
                                                                                      ------------

COLOMBIA -- 4.8%
                          Republic of Colombia:
    3,000,000               8.625% due 4/1/08 (d)...................................     3,240,000
    2,175,000               9.750% due 4/23/09......................................     2,370,750
      800,000               10.000% due 1/23/12.....................................       860,000
    3,650,000               10.750% due 1/15/13.....................................     4,024,125
    1,000,000               8.700% due 2/15/16......................................       980,000
                                                                                      ------------
                                                                                        11,474,875
                                                                                      ------------

COSTA RICA -- 2.8%
                          Republic of Costa Rica:
      500,000               6.914% due 1/31/08 (e)..................................       507,500
    5,000,000               8.110% due 2/1/12.......................................     5,200,000
      850,000               9.995% due 8/1/20 (e)...................................       960,500
                                                                                      ------------
                                                                                         6,668,000
                                                                                      ------------

DOMINICAN REPUBLIC -- 0.5%
    1,550,000             Dominican Republic, 9.500% due 9/27/06....................     1,317,500
                                                                                      ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

April 30, 2004

     FACE
    AMOUNT                                      SECURITY(A)                              VALUE
--------------------------------------------------------------------------------------------------

ECUADOR -- 4.5%
  $12,060,000             Republic of Ecuador, 12.000% due 11/15/12.................  $ 10,793,700
                                                                                      ------------

EL SALVADOR -- 2.9%
                          Republic of El Salvador:
    4,500,000               9.500% due 8/15/06......................................     4,983,750
      925,000               7.750% (putable 1/24/13) due 1/24/23....................     1,010,562
    1,125,000               8.250% due 4/10/32......................................     1,127,812
                                                                                      ------------
                                                                                         7,122,124
                                                                                      ------------

MALAYSIA -- 1.9%
    2,450,000             Malaysia, 7.500% due 7/15/11..............................     2,803,008
    1,650,000             Petronas Capital Ltd., 7.875% due 5/22/22.................     1,870,923
                                                                                      ------------
                                                                                         4,673,931
                                                                                      ------------

MEXICO -- 9.8%
    1,100,000             Petroleos Mexicanos, 9.500% due 9/15/27...................     1,278,750
                          United Mexican States:
    4,535,000               6.375% due 1/16/13......................................     4,603,025
   14,164,000               5.875% due 1/15/14......................................    13,774,490
    3,525,000               6.625% due 3/3/15.......................................     3,571,706
      525,000               8.300% due 8/15/31......................................       565,687
                                                                                      ------------
                                                                                        23,793,658
                                                                                      ------------

PANAMA -- 4.3%
                          Republic of Panama:
    1,350,000               9.625% due 2/8/11.......................................     1,532,250
    4,975,000               9.375% due 1/16/23......................................     5,223,750
    2,625,000               8.875% due 9/30/27......................................     2,664,375
      972,200               IRB, 2.000% due 7/17/14 (c).............................       909,007
                                                                                      ------------
                                                                                        10,329,382
                                                                                      ------------

PERU -- 3.4%
                          Republic of Peru:
      525,000               9.125% due 2/21/12......................................       555,187
    2,675,000               9.875% due 2/6/15.......................................     2,889,000
    2,200,000               8.750% due 11/21/33.....................................     1,958,000
    3,048,500               PDI Bond, 5.000% due 3/7/17 (c).........................     2,697,922
                                                                                      ------------
                                                                                         8,100,109
                                                                                      ------------

PHILIPPINES -- 5.0%
                          Republic of the Philippines:
      250,000               8.375% due 3/12/09 (d)..................................       262,813
      875,000               9.000% due 2/15/13 (d)..................................       892,500
    1,125,000               9.375% (putable 1/18/12) due 1/18/17....................     1,175,625
       50,000               9.875% due 1/15/19......................................        51,500
    1,068,000               9.500% (putable 10/21/06) due 10/21/24..................     1,169,457

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

April 30, 2004

     FACE
    AMOUNT                                      SECURITY(A)                              VALUE
--------------------------------------------------------------------------------------------------
PHILIPPINES -- 5.0% (CONTINUED)
  $ 3,175,000               10.625% due 3/16/25.....................................  $  3,417,094
    4,080,000               DCB, 2.0625% due 12/1/09 (c)............................     3,692,400
    1,500,000               FLIRB, Series B, 2.0625% due 6/1/08 (c).................     1,391,250
                                                                                      ------------
                                                                                        12,052,639
                                                                                      ------------

RUSSIA -- 16.1%
                          Russian Federation:
   13,050,000               11.000% due 7/24/18.....................................    16,834,500
   24,100,000               5.000% due 3/31/30 (c)..................................    22,126,813
                                                                                      ------------
                                                                                        38,961,313
                                                                                      ------------

TURKEY -- 4.4%
                          Republic of Turkey:
    6,090,000               12.375% due 6/15/09.....................................     7,308,000
    2,825,000               11.500% due 1/23/12.....................................     3,354,688
                                                                                      ------------
                                                                                        10,662,688
                                                                                      ------------

VENEZUELA -- 4.5%
                          Republic of Venezuela:
    3,725,000               5.375% due 8/7/10.......................................     2,914,813
    3,875,000               9.375% due 1/13/34......................................     3,167,813
    4,095,105               DCB, Series DL, 2.125% due 12/18/07 (c).................     3,854,518
      642,831               FLIRB, Series A, 2.0625% due 3/31/07 (c)................       605,065
      475,000               Series A, 6.750% due 3/31/20............................       415,625
                                                                                      ------------
                                                                                        10,957,834
                                                                                      ------------

                          TOTAL SOVEREIGN BONDS (Cost -- $215,993,379)..............   221,151,160
                                                                                      ------------
LOAN PARTICIPATION (C)(F) -- 4.1%

MOROCCO -- 4.1%
   10,024,676             Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09 (CS
                            First Boston Corp., J.P. Morgan Chase & Co. and UBS
                            Financial Services Inc.) (Cost -- $9,401,915)...........     9,874,306
                                                                                      ------------
CORPORATE BONDS -- 4.4%

MEXICO -- 4.4%
                          PEMEX, Project Funding Master Trust:
      325,000               6.125% due 8/15/08......................................       339,625
    8,000,000               9.125% due 10/13/10.....................................     9,400,000
      250,000               8.000% due 11/15/11.....................................       276,500
      650,000               7.375% due 12/15/14.....................................       682,500
                                                                                      ------------

                          TOTAL CORPORATE BONDS (Cost -- $9,724,740)................    10,698,625
                                                                                      ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

April 30, 2004

  WARRANTS/
   RIGHTS                                      SECURITY(A)                              VALUE
--------------------------------------------------------------------------------------------------
WARRANTS AND RIGHTS (g)(h) -- 0.0%

     2,000 (Warrants)     Asia Pulp & Paper (Exercise price of $7.8375 per share
                            expiring on 3/15/05. Each warrant exercisable for 12.914
                            shares of common stock.) (e)............................  $          0
    76,755 (Rights)       Venezuela Discount Rights.................................             0
                                                                                      ------------

                          TOTAL WARRANTS AND RIGHTS (Cost -- $0)....................             0
                                                                                      ------------

                          TOTAL INVESTMENTS -- 100.0% (Cost -- $235,120,034*).......  $241,724,091
                                                                                      ============
    FACE
   AMOUNT
---------------
LOANED SECURITIES COLLATERAL
   $6,792,925             State Street Navigator Securities Lending Trust Prime
                            Portfolio
                            (Cost -- $6,792,925)....................................  $  6,792,925
                                                                                      ============

------------------

(a) All securities, except for those that are on loan, are segregated as collateral pursuant to a revolving credit facility.

(b) Security is currently in default.

(c) Rate shown reflects current rate on variable rate instruments or instruments with step coupon rates.

(d) All or portion of this security is on loan (See Note 9).

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f) Participation interests were acquired through the financial institutions indicated parenthetically.

(g) Non-income producing security.

(h) Security is valued in accordance with fair valuation procedures.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   C Bond -- Capitalization Bond

   DCB -- Debt Conversion Bond

   DISC -- Discount Bond

   FLIRB -- Front Loaded Interest Reduction Bond

   IAB -- Interest-in-Arrears Bond

   IRB -- Interest Reduction Bond

   MYDFA -- Multi-Year Depository Facility Agreement

   NMB -- New Money Bond

   PDI -- Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

April 30, 2004

ASSETS:
  Investments, at value (Cost -- $235,120,034)..............  $241,724,091
  Loaned securities collateral, at value
    (Cost -- $6,792,925) (Note 9)...........................     6,792,925
  Cash......................................................       869,214
  Interest receivable.......................................     4,237,887
  Receivable for securities sold............................     2,622,271
                                                              ------------
  TOTAL ASSETS..............................................   256,246,388
                                                              ------------
LIABILITIES:
  Loan payable (Note 5).....................................    60,000,000
  Payable for loaned securities collateral (Note 9).........     6,792,925
  Payable for securities purchased..........................       360,564
  Payable to broker -- variation margin.....................       164,063
  Management fee payable....................................       146,685
  Interest payable (Note 5).................................       106,177
  Administration fee payable................................        24,448
  Accrued expenses..........................................       196,682
                                                              ------------
  TOTAL LIABILITIES.........................................    67,791,544
                                                              ------------
TOTAL NET ASSETS............................................  $188,454,844
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, authorized 100,000,000
    shares; 12,935,517 shares outstanding)..................  $     12,936
  Additional paid-in capital................................   180,097,263
  Overdistributed net investment income.....................      (612,393)
  Accumulated net realized loss from investment
    transactions, options and futures contracts.............      (241,434)
  Net unrealized appreciation of investments and futures
    contracts...............................................     9,198,472
                                                              ------------
TOTAL NET ASSETS............................................  $188,454,844
                                                              ============
NET ASSET VALUE, PER SHARE ($188,454,844 / 12,935,517 shares
  outstanding)..............................................        $14.57
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended April 30, 2004

INCOME:
  Interest..................................................  $ 10,194,735
                                                              ------------
EXPENSES:
  Management fee (Note 2)...................................       890,053
  Interest expense (Note 5).................................       705,662
  Administration fee (Note 2)...............................       148,342
  Audit and legal...........................................        59,514
  Custody...................................................        41,688
  Shareholder communications................................        31,448
  Directors' fees...........................................        25,126
  Transfer agency services..................................        17,622
  Registration fees.........................................         1,971
  Insurance.................................................         1,820
  Other.....................................................         5,538
                                                              ------------
  TOTAL EXPENSES............................................     1,928,784
                                                              ------------
NET INVESTMENT INCOME.......................................     8,265,951
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 4):
  Realized Gain (Loss) From:
    Investment transactions.................................     8,744,515
    Options written.........................................        39,405
    Futures contracts.......................................    (2,110,100)
    Foreign currency transactions...........................         2,052
                                                              ------------
  NET REALIZED GAIN.........................................     6,675,872
                                                              ------------
  Change in Net Unrealized Appreciation (Depreciation) From:
    Investments.............................................   (14,471,296)
    Futures contracts.......................................     2,594,415
    Foreign currencies......................................        (2,172)
                                                              ------------
  DECREASE IN NET UNREALIZED APPRECIATION...................   (11,879,053)
                                                              ------------
NET LOSS ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................    (5,203,181)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $  3,062,770
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2004 (unaudited) and the Year Ended October 31, 2003

                                                                   2004           2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $  8,265,951   $ 18,999,749
  Net realized gain.........................................      6,675,872      8,149,328
  Increase (decrease) in net unrealized appreciation........    (11,879,053)    40,035,851
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      3,062,770     67,184,928
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (9,210,489)   (18,873,675)
                                                               ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (9,210,489)   (18,873,675)
                                                               ------------   ------------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued in reinvestment of dividends
    (17,005 and 50,367 shares issued, respectively).........        265,669        695,931
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......        265,669        695,931
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     (5,882,050)    49,007,184

NET ASSETS:
  Beginning of period.......................................    194,336,894    145,329,710
                                                               ------------   ------------
  END OF PERIOD*............................................   $188,454,844   $194,336,894
                                                               ============   ============
* Includes undistributed (overdistributed) net investment
  income of:................................................      $(612,393)      $330,093
                                                               ============   ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended April 30, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
  ACTIVITIES:
  Interest received.........................................  $   8,070,059
  Operating expenses paid...................................     (1,293,129)
  Net sales of short-term investments.......................      5,284,000
  Realized gain on foreign currency transactions............          2,052
  Realized gain on options written..........................         39,405
  Realized loss on futures contracts........................     (2,110,100)
  Net change in unrealized appreciation on futures
    contracts...............................................      2,594,415
  Net change in unrealized depreciation on foreign
    currencies..............................................         (2,172)
  Net purchases of long-term investments....................   (124,046,914)
  Proceeds from disposition of long-term investments........    121,812,753
  Open payable to broker -- variation margin................        164,063
  Interest paid.............................................       (709,580)
                                                              -------------
  NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES...      9,804,852
                                                              -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash dividends paid on Common Stock.......................     (9,210,489)
  Proceeds from reinvestment of dividends...................        265,669
                                                              -------------
  NET CASH USED BY FINANCING ACTIVITIES.....................     (8,944,820)
                                                              -------------
NET INCREASE IN CASH........................................        860,032
Cash, Beginning of period...................................          9,182
                                                              -------------
CASH, END OF PERIOD.........................................  $     869,214
                                                              =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS....................  $   3,062,770
                                                              -------------
  Accretion of discount on investments......................     (1,888,739)
  Amortization of premium on investments....................        376,478
  Decrease in investments, at value.........................      9,268,825
  Increase in interest receivable...........................       (612,415)
  Increase in receivable for investments sold...............       (852,769)
  Increase in payable of investments purchased..............        360,564
  Increase in variation margin payable......................        164,063
  Decrease in interest payable..............................         (3,918)
  Decrease in prepaid expenses..............................          6,011
  Decrease in accrued expenses..............................        (76,018)
                                                              -------------
  TOTAL ADJUSTMENTS.........................................      6,742,082
                                                              -------------
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
  ACTIVITIES................................................  $   9,804,852
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Worldwide Income Fund Inc. ("Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (except as described below) (i) at the last sale price prior to the time of determination if there was a sale price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sale price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sale price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Directors.

(b) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

(c) FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters; (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

(d) FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward
contract") is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(e) OPTION CONTRACTS.   When the Fund writes or purchases a call or a put
option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

premium originally received on the option. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(f) CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the statement of changes in net assets and additional information on cash receipts and cash payments is presented in the statement of cash flows.

(g) SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount and amortizes premium on securities purchased using the effective interest method.

(h) FEDERAL INCOME TAXES.   It is the Fund's intention to continue to comply
with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

(i) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.   The Fund declares and pays
dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

(j) YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed is determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its investment advisory services at an annual rate of 0.90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Investments Fund Management, Inc. serves as Sub-Administrator. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.150% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-Administrator 80% of such fees collected for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 3. PORTFOLIO ACTIVITY

During the six months ended April 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases...................................................   $116,983,059
                                                               ============
Sales.......................................................   $124,407,478
                                                               ============

At April 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................   $10,633,939
Gross unrealized depreciation...............................    (4,029,882)
                                                               -----------
Net unrealized appreciation.................................   $ 6,604,057
                                                               ===========

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 4. FUTURES CONTRACTS

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At April 30, 2004, the Fund had the following open futures contracts:

                                NUMBER
                                  OF                                                 UNREALIZED
CONTRACTS TO SELL              CONTRACTS   EXPIRATION   BASIS VALUE   MARKET VALUE      GAIN
-----------------              ---------   ----------   -----------   ------------   ----------
U.S. Treasury 10 Year Note...     500         6/04      $57,844,415   $55,250,000    $2,594,415

NOTE 5. LOAN

At April 30, 2004, the Fund had a $66,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $60,000,000 outstanding with CXC, LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended April 30, 2004, the annualized weighted average interest rate of the loan was 2.18%. The Fund paid interest expense of $653,713.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments").

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

At April 30, 2004, the Fund held loan participations with a total cost of $9,401,915.

NOTE 7. CREDIT RISK

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 2004, the Fund had a concentration of credit risk in sovereign debt of emerging market countries.

NOTE 8. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 9. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2004, the Fund loaned securities having a market value of $4,922,707. The Fund received cash collateral amounting to $6,792,925 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended April 30, 2004 was $3,884.

NOTE 10. DIVIDENDS SUBSEQUENT TO APRIL 30, 2004

On February 5, 2004, the Board of Directors declared a dividend from net investment income in the amount of $0.11875 per share, payable on May 28, 2004 to shareholders of record on May 18, 2004.

On May 14, 2004, the Board of Directors declared three dividends from net investment income, each in the amount of $0.11875 per share, payable on June 25, 2004, July 30, 2004 and August 27, 2004 to shareholders of record on June 15, 2004, July 13, 2004 and August 17, 2004, respectively.

NOTE 11. ADDITIONAL INFORMATION

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended October 31, unless otherwise noted:

                                        2004(1)(2)         2003(2)       2002(2)         2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $15.04             $11.29        $12.24        $12.96        $11.77        $ 9.70
                                         -------           --------      --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)............      0.64               1.47          1.57          1.57          1.78          1.74
  Net realized and unrealized gain
    (loss)(3).........................     (0.40)              3.74         (1.01)        (0.52)         1.08          2.15
                                         -------           --------      --------      --------      --------      --------
Total Income From Operations..........      0.24               5.21          0.56          1.05          2.86          3.89
                                         -------           --------      --------      --------      --------      --------
LESS DISTRIBUTIONS FROM:
  Net investment income...............     (0.71)             (1.46)        (1.51)        (1.77)        (1.67)        (1.82)
                                         -------           --------      --------      --------      --------      --------
Total Distributions...................     (0.71)             (1.46)        (1.51)        (1.77)        (1.67)        (1.82)
                                         -------           --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD........    $14.57             $15.04        $11.29        $12.24        $12.96        $11.77
                                         =======           ========      ========      ========      ========      ========
MARKET PRICE, END OF PERIOD...........    $14.03             $16.00        $11.60        $13.00        $11.50      $11.0625
                                         =======           ========      ========      ========      ========      ========
TOTAL RETURN(4).......................     (8.17)%++          53.18%         0.61%        30.15%        20.06%        20.49%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including interest
    expense...........................      1.95%+             2.11%         2.67%         4.04%         4.34%         4.22%
  Total expenses, excluding interest
    expense (operating expenses)......      1.24%+             1.30%         1.46%         1.32%         1.24%         1.36%
  Net investment income(3)............      8.36%+            10.77%        12.91%        12.13%        13.65%        16.06%
SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...  $188,455           $194,337      $145,330      $156,701      $165,459      $150,184
  Average net assets (000's)..........  $198,876           $176,471      $156,343      $163,117      $165,290      $137,389
  Portfolio turnover rate.............        45%               100%          143%          192%          119%           80%
  Asset coverage for loan
    outstanding.......................       414%               424%          342%          361%          376%          350%
  Weighted average bank loan
    (000's)...........................   $60,000            $60,000       $60,000       $60,000       $60,000       $60,000
  Weighted average interest rate on
    bank loan.........................      2.18%+             2.38%         3.10%         7.29%         8.44%         6.45%

--------------------------------------------------------------------------------

(1)  For the six months ended April 30, 2004 (unaudited).
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize
     premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net
     investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.58, $(1.02) and 12.97%, respectively. Per share information, ratios and supplemental data for the periods
     prior to November 1, 2001 have not been restated to reflect this change in presentation.
(4)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each period reported. For purposes of this calculation,
     dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commissions paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on February 27, 2004, for the purpose of voting on the election of William R. Hutchinson as a Class II Director of the Fund, to serve until the 2006 Annual Meeting of Stockholders, and the election of Daniel P. Cronin and Riordan Roett as Class III Directors of the Fund, to serve until the 2007 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

                       VOTES FOR
NOMINEE                ----------   VOTES WITHHELD
-------                             --------------
Daniel P. Cronin       11,757,054      112,628
William R. Hutchinson  11,742,609      127,074
Riordan Roett          11,743,328      126,354

At April 30, 2004, in addition to Messrs. Cronin, Hutchinson and Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Leslie H. Gelb
R. Jay Gerken
Jeswald W. Salacuse

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc. ("Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                          ----------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA

      Chairman

PETER J. WILBY, CFA

      President

ANDREW B. SHOUP

      Senior Vice President,
      Chief Administrative Officer
      and Treasurer

JAMES E. CRAIGE, CFA

      Executive Vice President

THOMAS K. FLANAGAN, CFA

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

BETH A. SEMMEL, CFA

      Executive Vice President

FRANCES M. GUGGINO

      Controller

ROBERT I. FRENKEL

      Secretary and
      Chief Legal Officer



    SALOMON BROTHERS
    WORLDWIDE INCOME FUND INC.

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004
          Telephone 1-888-777-0102

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          399 Park Avenue
          New York, New York 10022

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer & Trust Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT AUDITORS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett LLP
          425 Lexington Avenue
          New York, New York 10017-3909

    NEW YORK STOCK EXCHANGE SYMBOL

          SBW

                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC.

                                                    SEMI-ANNUAL REPORT

                                                    April 30, 2004

[WORLD GRAPHIC]

                                                     [SALOMON BROTHERS LOGO]
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBWSEMI 4/04
                                                                         04-6756

ITEM 2.     CODE OF ETHICS.

            Not Applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

            Not Applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

            In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

            In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

            In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

            CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

            Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

            If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.     [RESERVED]

ITEM 9.     CONTROLS AND PROCEDURES.

            (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.    EXHIBITS.

            (a)   Not applicable.

            (b)   Attached hereto.

            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date:    July 6, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date:    July 6, 2004

By:      /s/ ANDREW B. SHOUP
         ANDREW B. SHOUP
         Chief Administrative Officer of
         SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date:    July 6, 2004